UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 20, 2018

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On April 20, 2018, Celadon Group, Inc. (the “Company”) entered into a Ninth Amendment to Amended and Restated Credit Agreement (the “Amendment”) by and among the Company, certain subsidiaries of the Company as guarantors, Bank of America, N.A., as lender and Administrative Agent, Wells Fargo Bank, N.A., and Citizens Bank, N.A., both as lenders, which amends the Company's existing Amended and Restated Credit Agreement dated December 12, 2014, among the same parties (as amended, the “Credit Agreement”).  Among other changes, the Amendment: (i) decreased the maximum amount of outstanding indebtedness under the Credit Agreement, including loans and letters of credit, from $230.0 million to $214.0 million and decreased the existing loan sub-limit from $205.0 million to $189.0 million; (ii) amended the asset coverage ratio financial covenant so that a ratio of 1.05 to 1.00 is required for periods on or prior to June 15, 2018, and 1.85 to 1.00 for each week ending thereafter; (iii) reset the maximum disbursements and adjusted EBITDAR financial covenant levels through June 15, 2018; (iv) requires the Company to begin pursuing alternative transactions intended to refinance the Credit Agreement if certain existing refinancing transactions will not occur by June 15, 2018; (v) provides for additional collateral reporting beginning June 15, 2018 or the date on which it is determined that a refinancing will not occur by such date, whichever is earlier; (vi) requires the Company to take steps to implement a cash dominion arrangement beginning June 15, 2018 or the date on which it is determined that a refinancing will not occur by such date, whichever is earlier; (vii) deferred the due date for previously accrued fees totaling approximately $8.7 million until June 15, 2018; (viii) provides that if all principal, interest, letters of credit obligations, commitment fees, and lender out of pocket expenses outstanding under the Credit Agreement are repaid on or prior to June 15, 2018, the lenders will waive approximately $6.1 million of previously accrued fees and will convert the remaining $2.6 million of previously accrued fees into subordinated promissory notes; (ix) consented to the disposition of certain real estate and equipment (the “Permitted Dispositions”); and (x) provides that if the Permitted Dispositions occur on or prior to June 15, 2018 and no event of default exists, the maximum outstanding indebtedness and loan sub-limit will be reduced by an amount equal to 60% of the net proceeds of such dispositions, otherwise such reduction will be in an amount equal to 100% of the net proceeds.

The description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed herewith as Exhibit 10.1.

Item 7.01          Regulation FD Disclosure.

On April 23, 2018, the Company issued a press release discussing the Amendment and certain other matters pertaining to the company.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	10.1	Ninth Amendment to Amended and Restated Credit Agreement dated April 23, 2018.
	99.1	Press release dated April 23, 2018.

The information contained in Item 7.01 and Exhibit 99.1 of Item 9.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Item 7.01 and Exhibit 99.1 of this report contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases, including “expects,” “expected,” “will,” “would,” “could,” “intends,” “believes,” “anticipates,” “future,” and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  In Exhibit 99.1, statements relating the Company’s refinancing effort, the occurrence and expected timing of a refinancing, the expected conditions to the consummation of the refinancing, the adequacy of the Company’s resources and liquidity during the refinancing process, the existence, terms, and use of proceeds of the prospective ABL facility and term loan and equity issuance, the extension of equipment lease maturities, and the Company’s future liquidity, among others, are forward-looking statements.   Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that the Company is unable to refinance its existing credit agreement or does so on terms that are more detrimental to it or dilutive to its stockholders than the terms described in Exhibit 99.1 and the risk that the Company requires greater liquidity than it expects during the refinancing process. Readers should review and consider factors that could impact results as provided in various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: April 26, 2018	By:	/s/ Thomas S. Albrecht
Thomas S. Albrecht Executive Vice President, Chief Financial Officer, and Chief Strategy Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Ninth Amendment to Amended and Restated Credit Agreement dated April 23, 2018.
99.1	Press release dated April 23, 2018.